                               PROMISSORY NOTE

Principal     Loan Date   Maturity    Loan No     Call / Coll  Account     Officer     Initials
---------------------------------------------------------------------------------------------------
$1,421,000.00 08-21-2001  08-24-2026  3600039904            01
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Eldorado Artesian Springs, Inc. (TIN: 84-0907853) P.O. Box 445
          Eldorado Springs, CO 80025

Lender:   Bank of the West
          Secondary Marketing
          10181 Truckee Airport Road
          P.0. Box 61000
          Truckee, CA 96160

Principal Amount: $1,421,000.00     Initial Rate: 7.500%    Date of Note: August 21, 2001

PROMISE TO PAY. Eldorado Artesian Springs.  Inc.  (Borrower") promises to pay to
Bank of the West  ("Lender"),  or order, in lawful money of the United States of
America,  the principal amount of One Million Four Hundred Twenty-one Thousand &
00/100 Dollars  ($1,421,000.00),  together with interest on the unpaid principal balance from August 24, 2001, until paid in full.

PAYMENT.  Subject to any payment  changes  resulting  from changes in the Index,
Borrower  will  pay  this  loan in 300  payments  of  $10,602.33  each  payment.
Borrower's first payment is due September 24, 2001, and all subsequent  payments are due on the same day of each month after that.  Borrower's final payment will be due on August  24,  2026,  `and  will be for all  principal  and all  accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law,  payments will be applied first to accrued unpaid  interest,  then to  principal,  and any  remaining  amount to any unpaid collection  costs and late  charges.  The annual  interest rate for this Note is computed  on a 365/360  basis;  that is,  by  applying  the ratio of the  annual interest rate over a year of 360 days,  multiplied by the outstanding  principal balance,  multiplied  by the  actual  number of days the  principal  balance  is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent  index,  which is the Prime Rate as  published  in the  Wall  Street  Journal  (the  "Index").  The  Index is not
necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable  during the term of this loan,  Lender may  designate  a  substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each month. Borrower understands that Lender may make loans based on other rates as well.  The Index  currently  is 6.750% per  annum.  The  interest  rate to be applied to the unpaid principal  balance of this Note will be at a rate of 0.750 percentage  points over the Index,  resulting  in an initial  rate of 7.500% per annum.  NOTICE:  Under no  circumstances  will the interest rate on this Note be more than the maximum rate allowed by applicable law.  Whenever  increases occur in the  interest  rate,  Lender,  at its  option,  may  do  one or  more  of the following:  (A) increase  Borrower's payments to ensure Borrower's loan will pay off by its original final maturity  date,  (B) increase  Borrower's  payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D)
continue  Borrower's  payments at the same amount and increase  Borrower's final payment.

PREPAYMENT  PENALTY.  Upon  prepayment  of this Note,  Lender is entitled to the following  prepayment  penalty:  Borrower  agrees  that all loan  fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early  payment  (whether  voluntary  or as a result of default),  except as otherwise  required by law.  Upon  prepayment  of the Note,
Lender is entitled to the following  prepayment penalty:  Any prepayment in full is subject to a prepayment  penalty of five percent (5%) of the outstanding loan balance  if said  payment  is  received  during  the  first  year  of the  loan, decreasing  by one percent  (1%) each year until the end of year five,  at which time the prepayment  penalty provision  expires.  No partial  prepayments may be made during the prepayment  period.  Except for the foregoing,  Borrower may pay all or a portion of the amount owed earlier than it is due.  Early payments will not,  unless  agreed to by Lender in writing,  relieve  Borrower  of  Borrower's obligation  to continue to make  payments  under the payment  schedule.  Rather, early  payments  will  reduce  the  principal  balance  due  and may  result  in
Borrower's  making fewer  payments.  Borrower agrees not to send Lender payments marked "paid in full",  "without  recourse",  or similar  language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note,  and Borrower will remain  obligated to pay any further  amount
owed  to  Lender.  All  written  communications   concerning  disputed  amounts,
including any check or other payment  instrument that indicates that the payment constitutes  "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full  satisfaction  of a disputed amount must be mailed or delivered  to: Bank of the West , Secondary  Marketing,  10181 Truckee
Airport Road, P. 0. Box 61000, Truckee, CA 96160.

LATE  CHARGE.  If a payment  is 10 days or more late,  Borrower  will be charged
5.000% of the  unpaid  portion  of the  regularly  scheduled  payment or $15.00, whichever is greater.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any  unpaid  accrued  interest  to  principal  and such sum will  bear  interest therefrom  until paid at the rate provided in this Note (including any increased rate). Upon default,  Lender, at its option,  may, if permitted under applicable law, increase the variable interest rate on this Note to 5.750 percentage points over the Index.  The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other  Defaults.  Borrower  fails to comply  with or to perform  any other term, obligation,  covenant  or  condition  contained  in  this  Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Environmental  Default.  Failure of any party to comply with or perform when due any term,  obligation,  convenant  or condition  contained in any  environmental agreement executed in connection with any loan.

False Statements. Any warranty, representation or statement made or furnished to
Lender by  Borrower  or on  Borrower's  behalf  under  this Note or the  related documents is false or misleading in any material  respect,  either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The  dissolution or termination of Borrower's  existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout,  or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture  Proceedings.  Commencement  of foreclosure or forfeiture proceedings,  whether by judicial  proceeding,  self-help,  repossession  or any other method, by any creditor of Borrower or by any governmental  agency against any  collateral  securing  the  loan.  This  includes  a  garnishment  of any of
Borrower's  accounts,  including deposit accounts,  with Lender.  However,  this
Event of Default shall not apply if there is a good faith dispute by Borrower as to the  validity  or  reasonableness  of the  claim  which  is the  basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the  creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety bond for the creditor or forfeiture  proceeding,  in an amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

Events Affecting  Guarantor.  Any of the preceding events occurs with respect to any  Guarantor  of any of the  indebtedness  or any  Guarantor  dies or  becomes incompetent,  or revokes or disputes the validity  of, or liability  under,  any guaranty of the  indebtedness  evidenced by this Note.  in the event of a death,
Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in  Ownership.  Any change in ownership of  twenty-five  percent (25%) or more of the common stock of Borrower.

Adverse  Change.  A  material  adverse  change  occurs in  Borrower's  financial condition,  or Lender  believes the prospect of payment or  performance  of this
Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default in payment is curable and if  Borrower  has not been given a notice of a breach of the same  provision  of this Note within the preceding twelve (12) months, it may be cured land no event of default will have occurred) if Borrower,  after receiving written notice from
Lender demanding cure of such default:  (1) cures the default within thirty (30)
days;  or (2) if the cure  requires  more than  thirty  (30)  days,  immediately initiates  steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and  thereafter  continues and completes all  reasonable and
necessary  steps  sufficient  to  produce   compliance  as  soon  as  reasonably
practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest  immediately  due, and then
Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject to any limits under applicable law, Lender's  attorneys' fees and  Lender's  legal  expenses,  whether  or not there is a  lawsuit,  including without  limitation  all  attorneys'  fees and  legal  expenses  for  bankruptcy proceedings  (including  efforts  to  modify  or vacate  any  automatic  stay or injunction),  and appeals.  If not prohibited by applicable  law,  Borrower also will pay any court costs, in addition to a)) other sums provided by law.

GOVERNING  LAW.  This  Note will be  governed  by,  construed  and  enforced  in accordance with federal law and the laws of the State of Colorado. This Note has been accepted by Lender in the State of Colorado.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Boulder County, State of Colorado.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrowers'  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes a)) accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the indebtedness against any and a)) such accounts.

COLLATERAL.  Borrower acknowledges this Note is secured by a Deed of Trust dated
August  21,  2001,  to the  Public  Trustee  for the  benefit  of Lender on real property  located  in  Boulder  County,  State of  Colorado,  all the  terms and conditions  of which are hereby  incorporated  and made a part of this Note;  an
Assignment  of All Rents to Lender on real property  located in Boulder  County,
State of Colorado, all the terms and conditions of which are hereby incorporated and made a part of this Note

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE  INFORMATION WE REPORT TO CONSUMER  REPORTING  AGENCIES.
Please notify us if we report any inaccurate  information  about your account(s)
to a consumer  reporting  agency.  Your written  notice  describing the specific inaccuracy(ies)  should be sent to us at the following address: Bank of the West
P. 0. Box 61000 Truckee, CA 96160

GENERAL  PROVISIONS.  Lender may delay or forgo  enforcing  any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs,  guarantees or endorses this Note,  to the extent  allowed by law,  waive presentment,  demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise  expressly stated in writing,  no party who signs  this  Note,  whether  as  maker,  guarantor,  accommodation  maker or endorser,  shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect
Lender's security  interest in the collateral;  and take any other action deemed necessary by Lender without the consent of or notice to anyone. Al) such parties also agree that Lender may modify this loan  without the consent of or notice to anyone other than the party with whom the  modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE,  BORROWER READ AND  UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE.  INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO
THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

ELDORADO ARTESIAN SPRINGS, INC.

By:/s/Douglas A. Larson
  Douglas A. Larson, President of Eldorado Artesian Springs, Inc

By:/s/Kevin M. Sipple
  Kevin M. Sipple, Secretary of Eldorado Artesian Springs, Inc

By:/s/Jeremy S. Martin
  Jeremy S. Martin, Vice President of Eldorado Artesian Springs, Inc

                       CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal     Loan Date   Maturity    Loan No     Call / Coll  Account     Officer     Initials
---------------------------------------------------------------------------------------------------
$1,421,000.00 08-21-2001  08-24-2026  3600039904            01
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Eldorado Artesian Springs, Inc. (TIN: 84-0907853)
          P.O. Box 445
          Eldorado Springs, CO 80025

Lender:   Bank of the West
          Secondary Marketing
          10181 Truckee Airport Road
          P.0. Box 61000
          Truckee, CA 96160

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is
Eldorado  Artesian  Springs,   Inc.   ("Corporation").   The  Corporation  is  a
corporation  for profit  which is, and at all times  shall be,  duly  organized, validly  existing,  and in good standing  under and by virtue of the laws of the
State of Colorado.  The Corporation is duly  authorized to transact  business in all other states in which the Corporation is doing business, having obtained a))
necessary filings,  governmental  licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly  qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse  effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently  engaged or presently proposes to engage. The Corporation  maintains its principal office at
1783  Dogwood  St.,  Louisville,  CO.  Unless  the  Corporation  has  designated otherwise  in writing,  this is the  principal  office at which the  Corporation keeps its books and records.  The  Corporation  will notify  Lender prior to any change in the location of the Corporation's  state of organization or any change in the  Corporation's  name. The  Corporation  shall do a)) things  necessary to preserve  and to keep  in full  force  and  effect  its  existence,  rights  and privileges, and shall comply with all regulations, rules, ordinances,  statutes, orders and decrees of any governmental or quasi-governmental  authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the
Corporation  is a close  corporation  having  no  Board of  Directors  then at a meeting of the  Corporation's  shareholders,  duly called and held on August 21,
2001,  at which a quorum was  present and  voting,  or by other duly  authorized action in lieu of a meeting,  the  resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of Eldorado Artesian Springs, Inc.:

      NAMES                   TITLES            AUTHORIZED        ACTUAL SIGNATURES
      -----                   ------            ----------        -----------------

      Douglas A. Larson       President             Y

      Jeremy S. Martin        Vice President        Y

      Kevin M. Sipple         Secretary             Y

ACTIONS  AUTHORIZED.  Any three (3) of the  authorized  persons listed above may enter into any agreements of any nature with Lender,  and those  agreements will bind the Corporation.  Specifically,  but without  limitation,  any three (3) of such  authorized  persons  are  authorized,  empowered,  and  directed to do the following for and on behalf of the Corporation:

     Borrow Money. To borrow, as a cosigner or otherwise, from time to time from
     Lender,  on such terms as may be agreed upon  between the  Corporation  and
     Lender,  such sum or sums of money as in their judgment should be borrowed, without limitation.

     Execute  Notes.  To execute  and deliver to Lender the  promissory  note or notes, or other evidence of the  Corporation's  credit  accommodations,  on
     Lender's  forms,  at such  rates of  interest  and on such  terms as may be agreed  upon,  evidencing  the  sums of  money  so  borrowed  or any of the
     Corporation's  indebtedness  to Lender,  and also to execute and deliver to
     Lender  one or  more  renewals,  extensions,  modifications,  refinancings, consolidations,  or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     Grant Security. To mortgage,  pledge, transfer,  endorse,  hypothecate,  or otherwise  encumber  and deliver to Lender any  property  now or  hereafter belonging to the  Corporation or in which the  Corporation now or hereafter may have an interest,  including  without  limitation all real property and all personal  property  (tangible or  intangible)  of the  Corporation,  as security for the payment of any loans or credit accommodations so obtained,
     any  promissory   notes  so  executed   (including  any  amendments  to  or
     modifications,  renewals,  and extensions of such promissory notes), or any other or  further  indebtedness  of the  Corporation  to Lender at any time owing,  however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such  indebtedness is incurred,  or at any other time or  times,  and may be  either in  addition  to or in lieu of any  property theretofore  mortgaged,  pledged,  transferred,  endorsed,  hypothecated or encumbered.

     Execute Security  Documents.  To execute and deliver to Lender the forms of mortgage,  deed of trust, pledge agreement,  hypothecation  agreement,  and other security agreements and financing statements which Lender may require and which shall  evidence  the terms and  conditions  under and pursuant to which such liens and  encumbrances,  or any of them, are given; and also to execute and deliver to Lender any other  written  instruments,  any chattel paper,  or any other  collateral,  of any kind or nature,  which Lender may deem necessary or proper in connection  with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing,  any one of the
     above  authorized  persons  may  execute,   deliver,  or  record  financing
     statements.

     Negotiate  Items.  To draw,  endorse,  and discount with Lender all drafts, trade  acceptances,  promissory  notes,  or other evidences of indebtedness payable to or belonging to the  Corporation or in which the Corporation may have an interest,  and either to receive cash for the same or to cause such proceeds to be credited to the  Corporation's  account with  Lender,  or to cause such other  disposition of the proceeds derived therefrom as they may deem advisable.

     Further  Acts. In the case of lines of credit,  to designate  additional or alternate  individuals as being  authorized to request  advances under such lines,  and in all cases, to do and perform such other acts and things,  to pay any and all fees and  costs,  and to  execute  and  deliver  such other documents  and  agreements  as the  officers may in their  discretion  deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED  BUSINESS NAMES.  The Corporation has filed or recorded a)) documents or filings  required  by law  relating to a))  assumed  business  names used by the
Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed  business names under which the  Corporation  does business:
None.

                                    BUSINESS LOAN AGREEMENT

Principal      Loan Date  Maturity    Loan No     Call/ Coll  Account      Officer     Initials
---------------------------------------------------------------------------------------------------
$1 421.000.00  08.21-2001 08-24-2026  3600039904  01
---------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:   Eldorado Artesian Springs, Inc. (TIN: 84-0907853)     Lender: Bank of the West
            P.O. Box 445                                                  Secondary Marketing
            Eldorado Springs, CO 80025                                    10181 Truckee Airport Road
                                                                          P. 0. Box 61000
                                                                          Truckee, CA 96160

THIS BUSINESS LOAN AGREEMENT dated August 21, 2001, is made and executed between
Eldorado Artesian Springs,  Inc. ("Borrower") and Bank of the West ("Lender") on
the following terms and conditions. Borrower has received prior commercial loans from  Lender or has  applied to Lender for a  commercial  loan or loans or other financial accommodations, including those, which may be described on any exhibit or schedule,  attached to this  Agreement  ("Loan").  Borrower  understands  and agrees that: (A) in granting, renewing, or extending any Loan. Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this
Agreement,  and (B) all such Loans shall be and remain  subject to the terms and conditions of this Agreement.

TERM.  This  Agreement  shall be  effective  as of August  21,  2001,  and shall continue in full force and effect until such time me as all of Borrower's  Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys fees, and other fees and charges, or until August 24, 2026.

CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents.

     Loan  Documents.  Borrower shall provide to Lender the following  documents for the Loan:  (1) the Note;  (2)  Security  Agreements  granting to Lender security  interests in the  Collateral;  (3) financing  statements  and all other documents  perfecting  Lender's Security  Interests;  (4) evidence of insurance as required  below;  (5)  guaranties;  (6) together with all such
     Related  Documents  as Lender  may  require  for the Loan;  all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's  Authorization.   Borrower  shall  have  provided  in  form  and
     substance  satisfactory  to Lender  properly  certified  resolutions,  duly authorizing  the  execution  delivery  of this  Agreement  the Note and the
     Related  Documents.  In addition,  Borrower  shall have provided such other resolutions,  authorizations,  documents and  instruments  as Lender or its counsel, may require.

     Payment of Fees and Expenses.  Borrower shall have paid to Lender all fees, charges, and other expenses, which are then due and payable as specified in this Agreement or any Related Document.

     Representations  and  Warranties.  The  representations  and warranties set forth in this Agreement,  in the Related Documents,  and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of  Default.  There  shall not exist at the time of any  Advance a condition  which would  constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to Lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization.  Borrower is a  corporation  for profit  which is, and at all times shall be, duly  organized,  validly  existing,  and in good  standing under and by virtue of the laws of the State of Colorado.  Borrower is duly authorized  to transact  business in all other states in which  Borrower is
     doing  business,  having  obtained  all  necessary  filings,   governmental
     licenses and approvals for each state in which Borrower is doing  business.
     Specifically,  Borrower is, and at all times shall be, duly  qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse  effect on its  business or  financial  condition.
     Borrower  has the full power and  authority  to own its  properties  and to transact  the  business  in  which it is  presently  engaged  or  presently proposes to engage. Borrower maintains its principal office at 1783 Dogwood
     St.,  Louisville,  CO. Unless Borrower has designated otherwise in writing, this is the principal  office at which Borrower keeps its books and records including  its records  concerning  the  Collateral.  Borrower  will notify
     Lender  prior  to any  change  in  the  location  of  Borrower's  state  of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve  and to keep in full force and effect its  existence, rights  and  privileges,  and shall  comply  with all  regulations,  rules,
     ordinances,   statutes,   orders  and  decrees  of  any   governmental   or
     quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

     Assumed  Business  Names.  Borrower has filed or recorded all  documents or filings  required by law  relating to all  assumed  business  names used by
     Borrower.  Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

     Authorization.  Borrower's  execution,  delivery,  and  performance of this
     Agreement and all the Related  Documents  have been duly  authorized by all necessary  action  by  Borrower  and  do not  conflict  with,  result  in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization,  or bylaws,  or any agreement or other  instrument  binding  upon  Borrower  or 12)  any  law,  governmental regulation,  court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information.  Each of Borrower's financial statements supplied to
     Lender truly and completely  disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in
     Borrower's  financial  condition  subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement  constitutes,  and any instrument or agreement
     Borrower is  required  to give under this  Agreement  when  delivered  will constitute legal,  valid, and binding  obligations of Borrower  enforceable against Borrower in accordance with their respective terms.

     Properties.  Except as  contemplated  by this  Agreement  or as  previously disclosed in Borrower's financial statements or in writing to Lender and as accepted  by  Lender,  and  except  for  property  tax  liens for taxes not presently  due and  payable,  Borrower  owns and has  good  title to all of
     Borrower's properties free and clear of all Security Interests, and has not executed any security  documents or financing  statements  relating to such properties.  All of Borrower's properties are title in Borrower's name, and
     Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances.  Except as disclosed to and acknowledged by Lender in writing,  Borrower  represents  and warrants that: (1) During the period of
     Borrower's  ownership  of  Borrower's  Collateral,  there  has been no use,
     generation,   manufacture,   storage,   treatment,   disposal,  release  or
     threatened  release of any  Hazardous  Substance  by any person on,  under, about or from any of the  Collateral.  12) Borrower has no knowledge of, or reason to believe  that there has been (a) any breach or  violation  of any
     Environmental  Laws;  (b)  any  use,  generation,   manufacture,   storage,
     treatment,  disposal,  release  or  threatened  release  of  any  Hazardous
     Substance  on, under,  about or from the  Collateral by any prior owners or occupants  of any of  the  Collateral;  or (c)  any  actual  or  threatened litigation  or claims of any kind by any person  relating to such  matters.
     (3) Neither Borrower nor any tenant, contractor,  agent or other authorized user of any of the  Collateral  shall use,  generate,  manufacture,  store, treat,  dispose of or release any Hazardous  Substance on, under,  about or from any of the  Collateral;  and any such  activity  shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and  ordinances,  including  without  limitation  all  Environmental  Laws.
     Borrower  authorizes  Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance  of the  Collateral  with this  section  of the  Agreement.  Any inspections or tests made by Lender shall be at Borrower's  expense and for
     Lender's   purposes   only  and  shall  not  be  construed  to  create  any
     responsibility  or  liability  on the part of Lender to  Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in  investigating  the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims  against  Lender for indemnity or  contribution  in the event
     Borrower becomes liable for cleanup or other costs under any such laws, and
     (2)  agrees to  indemnify  and hold  harmless  Lender  against  any and all claims, losses, liabilities,  damages, penalties, and expenses which Lender may directly or  indirectly  sustain or suffer  resulting  from a breach of this section of the Agreement or as a consequence  of any use,  generation,
     manufacture,   storage,  disposal,  release  or  threatened  release  of  a hazardous  waste or substance on the  Collateral.  The  provisions  of this section of the  Agreement,  including the  obligation  to indemnify,  shall survive the payment of the Indebtedness and the termination,  expiration or satisfaction  of this  Agreement  and shall  not be  affected  by  Lender's
     acquisition  of  any  interest  in  any  of  the  Collateral,   whether  by
     foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation,  administrative proceeding or similar  action  including  those for unpaid  taxes)  against
     Borrower is pending or  threatened,  and no other event has occurred  which
     may  materially   adversely  affect  Borrower's   financial   condition  or
     properties,  other than litigation,  claims,  or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's  knowledge,  all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes,  assessments and other governmental  charges have been paid in full, except those  presently  being or to be contested by Borrower in good faith in the ordinary  course of business and for which  adequate  reserves  have been provided.

     Lien Priority.  Unless otherwise previously disclosed to Lender in writing,
     Borrower  has not  entered  into or granted  any  Security  Agreements,  or permitted  the  filing  or  attachment  of  any  Security  Interests  on or affecting any of the Collateral  directly or indirectly  securing repayment of Borrower's  Loan and Note, that would be prior or that may in any way be superior  to  Lender's  Security  Interests  and  rights  in  and  to  such
     Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements (if any),
     and a)) Related Documents are binding upon the signers thereof,  as well as upon  their  successors,  representatives  and  assigns,  and  are  legally enforceable in accordance with their respective terms.

AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation.  Promptly inform Lender in writing of (1)
     all material adverse changes in Borrower's financial condition, and (2) all
     existing   and   all   threatened   litigation,   claims,   investigations,
     administrative  proceedings or similar  actions  affecting  Borrower or any
     Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records.  Maintain its books and records in accordance with GAAP, applied  on a  consistent  basis,  and permit  Lender to examine  and audit
     Borrower's books and records at all reasonable times.

     Financial  Statements.  Furnish Lender with such  financial  statements and other related  information at such frequencies and in such detail as Lender may reasonably request.

     Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

     Insurance.  Maintain  fire  and  other  risk  insurance,  public  liability insurance,  and such other  insurance as Lender may require with respect to
     Borrower's properties and operations, in form, amounts,  coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will  deliver to Lender from time to time the policies or  certificates  of insurance  in form  satisfactory  to Lender,  including  stipulations  that coverages  will not be  cancelled or  diminished  without at least ten (10)
     days prior  written  notice to Lender.  Each  insurance  policy  also shall include an endorsement  providing that coverage in favor of Lender will not be impaired  in any way by any act,  omission or default of Borrower or any other person,  in  connection  with all policies  covering  assets in which
     Lender holds or is offered a security interest for the Loans, Borrower will provide  Lender with such  lender's loss payable or other  endorsements  as
     Lender may require.

     Insurance Reports.  Furnish to Lender,  upon request of Lender,  reports on each  existing  insurance  policy  showing such  information  as Lender may reasonably  request,  including without  limitation the following:  (1) the name of the insurer;  (2) the risks insured;  (3) the amount of the policy;
     (4) the properties  insured;  15) the then current  property  values on the basis of which  insurance has been obtained,  and the manner of determining those values; and (6) the expiration date of the policy. ln addition,  upon request of Lender  (however not more often than  annually),  Borrower  will
     have  an  independent  appraiser  satisfactory  to  Lender  determine,   as
     applicable,  the actual cash value or replacement  cost of any  Collateral.
     The cost of such appraisal shall be paid by Borrower.

     Guaranties.  Prior to disbursement of any Loan proceeds,  furnish  executed guaranties  of the Loans in favor of  Lender,  executed  by the  guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

                  Names of Guarantors                 Amounts
                  -------------------                 -------
                  Douglas A. Larson                   $1,421,000.00
                  Jeremy S. Martin                    $1,421,000.00
                  Kevin M. Sipple                     $1,421,000.00

     Other  Agreements.  Comply  with all  terms  and  conditions  of a))  other agreements,  whether now or hereafter  existing,  between  Borrower and any other  party and notify  Lender  immediately  in writing of any  default in connection with any other such agreements.

     Loan  Proceeds.  Use all  Loan  proceeds  solely  for  Borrower's  business operations,  unless  specifically  consented  to the  contrary by Lender in writing.

     Taxes,   Charges  and  Liens.  Pay  and  discharge  when  due  all  of  its indebtedness and obligations, including without limitation all assessments, taxes,  governmental  charges,  levies and liens, of every kind and nature, imposed upon Borrower or its properties,  income, or profits,  prior to the date on which  penalties  would  attach,  and all lawful  claims  that,  if unpaid,  might become a lien or charge upon any of  Borrower's  properties, income, or profits.

     Performance.  Perform  and  comply,  in a timely  manner,  with all  terms, conditions,  and  provisions  set forth in this  Agreement,  in the Related
     Documents, and in all other instruments and agreements between Borrower and
     Lender.  Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

     Operations.  Maintain executive and management personnel with substantially the  same  qualifications  and  experience  as the  present  executive  and management  personnel;  provide  written  notice to Lender of any change in executive  and  management  personnel;  conduct its  business  affairs in a reasonable and prudent manner.

     Environmental  Studies.   Promptly  conduct  and  complete,  at  Borrower's
     expense, all such investigations, studies, samplings and testings as may be
     requested  by  Lender  or  any  governmental   authority  relative  to  any
     substance,  or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal,  state, or local law, rule, regulation,  order  or  directive,  at or  affecting  any  property  or any facility owned, leased or used by Borrower.

     Compliance   with   Governmental   Requirements.   Comply  with  all  laws,
     ordinances,   and  regulations,   now  or  hereafter  in  effect,   of  all
     governmental   authorities   applicable   to  the  conduct  of   Borrower's
     properties,  businesses and operations,  and to the use or occupancy of the
     Collateral,  including without limitation,  the Americans With Disabilities
     Act.  Borrower  may  contest  in good  faith  any such law,  ordinance,  or
     regulation  and  withhold  compliance  during  any  proceeding,   including
     appropriate  appeals,  so long as Borrower has  notified  Lender in writing prior to  doing  so and so long as,  in  Lender's  sole  opinion,  Lender's interests  in the  Collateral  are  not  jeopardized.  Lender  may  require
     Borrower  to  post   adequate   security  or  a  surety  bond,   reasonably
     satisfactory to Lender, to protect Lender's interest.

     Inspection.  Permit employees or agents of Lender at any reasonable time to inspect any and a)) Collateral  for the Loan or Loans and Borrower's  other properties and to examine or audit Borrower's books,  accounts, and records and to make  copies  and  memoranda  of  Borrower's  books,  accounts,  and records.  If Borrower now or at any time  hereafter  maintains  any records
     (including  without  limitation  computer  generated  records and  computer software  programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit  Lender free access to such records at all  reasonable  times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender at  least  annually,  with  a  certificate  executed  by  Borrower's  chief financial  officer,  or other  officer  or  person  acceptable  to  Lender, certifying  that  the  representations  and  warranties  set  forth in this
     Agreement  are  true and  correct  as of the  date of the  certificate  and further  certifying  that, as of the date of the  certificate,  no Event of
     Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all  Environmental  Laws;  not cause or permit to exist,  as a result of an intentional or unintentional  action or omission on Borrower's part or on the part of any third party,  on property owned and/or  occupied by  Borrower,  any  environmental  activity  where damage may result to the environment,  unless  such  environmental  activity  is  pursuant to and in compliance  with the  conditions  of a  permit  issued  by the  appropriate federal, state or local governmental  authorities;  shall furnish to Lender promptly and in any event within thirty (30) days after  receipt  thereof a copy of any notice,  summons,  lien, citation,  directive,  letter or other communication from any governmental  agency or  instrumentality  concerning any intentional or  unintentional  action or omission on Borrower's part in connection with any  environmental  activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances.  Make, execute and deliver to Lender such promissory
     notes,  mortgages,  deeds  of  trust,  security  agreements,   assignments,
     financing statements, instruments, documents and other agreements as Lender or its  attorneys may  reasonably  request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF  ADDITIONAL  COSTS.  If the  imposition of or any change in any law, rule,  regulation or guideline,  or the  interpretation  or  application  of any thereof by any court or administrative or governmental  authority (including any request or policy not  having  the force of law)  shall  impose,  modify or make applicable any taxes (except  federal,  state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations  which  would (Al  increase  the cost to  Lender  for  extending  or maintaining the credit  facilities to which this Agreement  relates,  (B) reduce the amounts payable to Lender under this Agreement or the Related Documents,  or
IC) reduce the rate of return on Lender's  capital as a consequence  of Lender's obligations  with  respect to the  credit  facilities  to which  this  Agreement relates,  then  Borrower  agrees to pay Lender such  additional  amounts as will compensate  Lender therefor,  within five (5) days after Lender's written demand for such payment,  which demand shall be  accompanied  by an explanation of such imposition or charge and a calculation  in reasonable  detail of the  additional amounts  payable  by  Borrower,  which  explanation  and  calculations  shall be conclusive in the absence of manifest error.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of  repayment by Borrower.  Al) such  expenses  will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned  among and be payable with any  installment  payments to become due during  either (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness  and Liens.  (1) Except for trade debt  incurred in the normal course  of  business  and  indebtedness  to  Lender  contemplated  by  this
     Agreement,  create,  incur  or  assume  indebtedness  for  borrowed  money, including capital leases, (2) sell,  transfer,  mortgage,  assign,  pledge, lease,  grant a security  interest in, or encumber any of Borrower's assets
     (except as allowed as Permitted  Liens),  or (3) sell with  recourse any of
     Borrower's accounts, except to Lender.

     Continuity   of   Operations.   (1)  Engage  in  any  business   activities
     substantially  different than those in which Borrower is presently engaged,
     12) cease operations,  liquidate,  merge, transfer,  acquire or consolidate with any other  entity,  change  its name,  dissolve  or  transfer  or sell
     Collateral out of the ordinary course of business, or (31 pay any dividends on Borrower's stock (other than dividends payable in its stock),  provided, however that notwithstanding the foregoing, but only so long as no Event of
     Default has occurred and is  continuing or would result from the payment of dividends,  if Borrower is a " Subchapter S Corporation" (as defined in the
     Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders  from time to time in amounts necessary to enable the  shareholders to pay income taxes and make estimated  income tax payments to satisfy  their  liabilities  under  federal and state law which
     arise  solely  from  their  status  as   Shareholders  of  a  Subchapter  S
     Corporation  because of their  ownership of shares of Borrower's  stock, or purchase or retire any of Borrower's  outstanding  shares or alter or amend
     Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets,  (2)  purchase,  create  or  acquire  any  interest  in  any  other enterprise  or entity,  or (31 incur any  obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF  ADVANCES.  If Lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  Lender shall have no  obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  Lender;  (B)  Borrower  or  any  Guarantor  dies,  becomes incompetent  or becomes  insolvent,  files a petition in  bankruptcy  or similar proceedings,  or is adjudged a  bankrupt;  (C) there  occurs a material  adverse change in Borrower's  financial  condition,  in the  financial  condition of any
Guarantor,  or in the value of any  Collateral  securing  any  Loan;  or ID) any
Guarantor seeks,  claims or otherwise  attempts to limit,  modify or revoke such
Guarantor's guaranty of the Loan or any other loan with Lender; or (El Lender in good faith deems  itself  insecure,  even though no Event of Default  shall have occurred.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and a)) such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Borrower  fails to make any  payment  when due under the
     Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition  contained in any other agreement  between Lender and
     Borrower.

     Environmental Default.  Failure of any party to comply with or perform when
     due  any  term,   obligation,   covenant  or  condition  contained  in  any
     environmental agreement executed in connection with any Loan.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished  to  Lender  by  Borrower  or on  Borrower's  behalf  under  this
     Agreement or the Related  Documents is false or  misleading in any material respect,  either now or at the time made or furnished  or becomes  false or misleading at any time thereafter.

     Insolvency.  The  dissolution or  termination of Borrower's  existence as a going business,  the insolvency of Borrower,  the appointment of a receiver for any part of  Borrower's  property,  any  assignment  for the benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's  accounts,  including  deposit accounts, with Lender.  However,  this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or  reasonableness of the claim which is the basis of the creditor or  forfeiture  proceeding  and if
     Borrower  gives  Lender  written  notice  of  the  creditor  or  forfeiture proceeding  and  deposits  with  Lender  monies  or a  surety  bond for the creditor or forfeiture  proceeding,  in an amount  determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any  Guarantor  of any of the  Indebtedness  or any  Guarantor  dies  or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.  In the event of a death,  Lender, at its option,  may, but shall not be required to,  permit the  Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner  satisfactory  to Lender,  and,  in doing so, cure any Event of
     Default.

     Change in Ownership.  Any change in ownership of twenty-five  percent (25%)
     or more of the common stock of Borrower.

     Adverse Change.  A material  adverse change occurs in Borrower's  financial condition, or Lender believes the prospect of payment or performance of the
     Loan is impaired.

     Insecurity. Lender in good faith believes itself insecure.

     Right to Cure.  If any default,  other than a default on  Indebtedness,  is curable and if Borrower or Grantor,  as the case may be, has not been given a notice of a similar default within the preceding  twelve (12) months,  it may be cured (and no Event of Default  will have  occurred)  if Borrower or
     Grantor,  as the case may be, after  receiving  written  notice from Lender demanding  cure of such  default:  (1) cure the default  within twenty (20)
     days; or (2) if the cure  requires more than twenty (20) days,  immediately initiate  steps  which  Lender  deems in  Lender's  sole  discretion  to be sufficient  to cure the default and  thereafter  continue  and complete all reasonable and necessary steps sufficient to produce  compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will terminate  (including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
Indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the " Insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have a)) the rights and remedies  provided ln the Related  Documents or available at law, in equity,  or otherwise. Except as may be prohibited by applicable law, all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

FINANCIAL  RECORDS  REQUIRED  DURING  TERM OF LOAN.  Borrower  agrees to furnish
Lender with, as soon as available, but in no event later than one hundred twenty
(120) days after the end of each fiscal year, the following: (1) annual compiled financial statements for subject business(es), and any affiliate business(es) as applicable,  prepared by a CPA in accordance with Generally Accepted  Accounting
Principles Time is of the Essence.  Time is of the essence ln the performance of this Agreement.  (GAAP), (2) annual federal income tax return(s) or extension(s)
for  business(es),  and affiliate  business(es)  if  applicable,  and (3) annual persona) financial statement(s) and federal income tax return(s) or extension(s)
on all individual Borrowers and full Guarantors.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Borrower  agrees  to pay upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Borrower  shall  pay  the  costs  and  expenses  of  such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic  stay or  injunction),  appeals,  and any  anticipated post-judgment collection services.  Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Consent to Loan  Participation.  Borrower  agrees and  consents to Lender's sale or  transfer,  whether  now or  later,  of one or  more  participation interests  in the  Loan  to one or  more  purchasers,  whether  related  or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers,  any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy  Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation  interests,  as well as all notices of any repurchase of such participation  interests.  Borrower also agrees that the purchasers of any such  participation  interests  will be considered as the absolute  owners of such interests in the Loan and will have all the rights granted under the participation  agreement or agreements governing the sale of such  participation  interests.  Borrower  further  waives all rights of offset  or  counterclaim  that it may have now or later  against  Lender or against any purchaser of such a participation  interest and unconditionally agrees  that  either  Lender  or  such  purchaser  may  enforce  Borrower's obligation under the Loan  irrespective of the failure or insolvency of any holder  of any  interest  in the Loan.  Borrower  further  agrees  that the purchaser of any such  participation  interests  may enforce its  interests irrespective  of any  persona)  claims or defenses  that  Borrower may have against Lender.

     Governing Law. This  Agreement will be governed by,  construed and enforced in accordance with federal law and the laws of the State of Colorado.  This
     Agreement has been accepted by Lender in the State of Colorado.

     Choice of Venue.  If there is a  lawsuit,  Borrower  agrees  upon  Lender's request to submit to the  jurisdiction  of the  courts of  Boulder  County,
     State of Colorado.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any course of dealing between Lender and Borrower,  or between
     Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of  Borrower's  or any  Grantor's  obligations  as to any  future transactions.  Whenever  the  consent  of Lender  is  required  under  this
     Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required  and in all cases such  consent  may be granted or withheld in the sole discretion of Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice  purposes,  Borrower agrees to keep Lender informed at all times of Borrower's  current address.  Unless  otherwise  provided or required by law, if there is more than one Borrower,  any notice given by Lender to any
     Borrower is deemed to be notice given to all Borrowers.

     Severability.  If a court of competent  jurisdiction finds any provision of this  Agreement  to  be  illegal,  invalid,  or  unenforceable  as  to  any circumstance,  that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Subsidiaries  and Affiliates of Borrower.  To the extent the context of any provisions  of this  Agreement  makes  it  appropriate,  including  without limitation any representation,  warranty or covenant,  the word " Borrower"
     as used in this Agreement shall include all of Borrower's  subsidiaries and affiliates.  Notwithstanding the foregoing however,  under no circumstances shall this  Agreement be  construed  to require  Lender to make any Loan or
     other  financial   accommodation  to  any  of  Borrower's  subsidiaries  or
     affiliates.

     Successors  and Assigns.  All covenants and  agreements  contained by or on behalf of Borrower shall bind  Borrower's  successors and assigns and shall inure to the benefit of Lender and its  successors  and  assigns.  Borrower shall not,  however,  have the right to assign Borrower's rights under this
     Agreement or any interest  therein,  without the prior  written  consent of
     Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that  in  making  the  Loan,  Lender  is  relying  on all  representations, warranties,  and  covenants  made by Borrower in this  Agreement  or in any certificate or other instrument  delivered by Borrower to Lender under this
     Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such  representations,  warranties and covenants will survive the making of the Loan and delivery to Lender of the Related  Documents,  shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's  Indebtedness  shall be paid in full,  or until this  Agreement  shall be  terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFlNlTlONS The following  capitalized  words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in (awful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings  attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting  principles as in effect on the date of this Agreement:

     Advance.  The word "Advance" means a disbursement of Loan funds made, or to be made,  to  Borrower  or on  Borrower's  behalf  on a line of  credit  or multiple advance basis under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this
     Business  Loan  Agreement  may be  amended or  modified  from time to time, together  with all exhibits and  schedules  attached to this  Business Loan
     Agreement from time to time.

     Borrower.  The word "Borrower" means Eldorado Artesian  Springs,  Inc., and all other persons and entities signing the Note in whatever capacity.

     Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property,  whether granted directly or indirectly,  whether granted now or in the future,  and whether granted in the form of a security  interest,  mortgage,  collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional  sale,  trust receipt,  lien,  charge,  lien or title retention contract,  lease or consignment intended as a security device, or any other security or lien interest whatsoever,  whether created by law, contract, or otherwise.

     Environmental Laws. The words " Environmental Laws" mean any and all state, federal and local  statutes,  regulations  and  ordinances  relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation,  and Liability Act
     of 1980,  as amended,  42 U.S.C.  Section  9601,  et seq.  ("CERCLA"),  the
     Superfund  Amendments and  Reauthorization Act of 1 986, Pub. L. No. 99-499
     ("SARA"),  the Hazardous Materials  Transportation  Act, 49 U.S.C.  Section
     1801,  et seq.,  the  Resource  Conservation  and  Recovery  Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default.  The words " Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Grantor.  The word "Grantor"  means each and all of the persons or entities granting a Security  Interest  in any  Collateral  for the Loan,  including without limitation all Borrowers granting such a Security Interest.

     Guarantor.   The  word   Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that,
     because  of  their  quantity,   concentration  or  physical,   chemical  or
     infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used,  treated,  stored, disposed of, generated, manufactured, transported or otherwise handled. The words " Hazardous  Substances"  are used in their very  broadest  sense and include  without  limitation  any and all  hazardous  or toxic  substances, materials  or waste as defined by or listed under the  Environmental  Laws.
     The  term  "Hazardous   Substances"  also  includes,   without  limitation,
     petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness.  The word " Indebtedness" means the indebtedness evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Borrower is  responsible  under this  Agreement or under any of the Related
     Documents.

     Lender.  The word  "Lender"  means  Bank of the West,  its  successors  and assigns.

     Loan. The word " Loan" means any and all loans and financial accommodations from Lender to  Borrower  whether now or  hereafter  existing,  and however
     evidenced,   including   without   limitation  those  loans  and  financial
     accommodations  described  herein or  described  on any exhibit or schedule attached to this Agreement from time to time.

     Note.  The word "Note" means the Note executed by Borrower in the principal amount of $1,421,000.00  dated August 21, 2001,  together with all renewals of, extensions of,  modifications of,  refinancings of,  consolidations of, and substitutions for the note or credit agreement.

     Permitted Liens.  The words  "Permitted  Liens" mean (1) liens and security interests  securing  Indebtedness owed by Borrower to Lender; (2) liens for taxes,  assessments,  or  similar  charges  either  not  yet  due or  being
     contested   in  good  faith;   (3)  liens  of  material   men,   mechanics,
     warehousemen,  or  carriers,  or other like liens  arising in the  ordinary course of business and securing  obligations  which are not yet delinquent;
     (4) purchase money liens or purchase  money  security  interests upon or in any  property  acquired  or held by  Borrower  in the  ordinary  course  of business to secure  indebtedness  outstanding on the date of this Agreement or permitted to be incurred  under the paragraph of this  Agreement  titled
     "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this  Agreement,  have been disclosed to and approved by the Lender in  writing;  and (61  those  liens  and  security  interests  which in the aggregate  constitute an immaterial and insignificant  monetary amount with respect to the net value of Borrower's assets.

     Related  Documents.  The words "  Related  Documents"  mean all  promissory
     notes,  credit  agreements,  loan  agreements,   environmental  agreements,
     guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments,  agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security  Agreement.  The  words "  Security  Agreement"  mean and  include without  limitation  any  agreements,  promises,  covenants,  arrangements, understandings or other agreements,  whether created by law,  contract,  or otherwise,  evidencing,  governing,  representing,  or  creating a Security
     Interest.

     Security interest. The words " Security Interest" mean, without limitation, any and all types of collateral  security,  present and future,  whether in the form of a lien, charge, encumbrance,  mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage,  chattel trust, factor's lien, equipment trust, conditional sale, trust  receipt,  lien or title  retention  contract,  lease or  consignment intended  as a security  device,  or any other  security  or lien  interest whatsoever whether created by law, contract, or otherwise.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT AND BORROWER  AGREES TO ITS TERMS.  THIS  BUSINESS  LOAN  AGREEMENT IS
DATED AUGUST 21, 2001.

BORROWER:

ELDORADO ARTESIAN SPRINGS, INC.

By:/s/Douglas Larson
Douglas Larson, President of Eldorado Artesian Springs, Inc.

By:/s/Kevin M. Sipple
Kevin M. Sipple, Secretary of Eldorado Artesian Springs, Inc.

By:/s/Jeremy S. Martin
Jeremy S Martin, Vice President of Eldorado Artesian Springs, Inc.

LENDER:

BANK OF THE WEST

By
Authorized Signer